UBS Investment Bank

Fixed Bid Stratification

Available; AF15 64MM Investor ; (CURRRATE gt 6)

Pool Summary	COUNT	UPB	%
Conforming	197	$25,450,145.58	100.00%
Total:	197	$25,450,145.58	100.00%
Data as of Date: 2004-01-01
AVG UPB: $129,188.56
GROSS WAC: 7.1553%
NET WAC: 6.905%
% SF/PUD: 48.92%
% FULL/ALT: 32.56%
% CASHOUT: 22.85%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 75.71%
% FICO > 679: 69.08%
% NO FICO: 0.00%
WA FICO: 699
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 1.55%
CALIFORNIA %: 21.36%
Latest Maturity Date: 20190101
Loans with Prepay Penalties: 1.55%

Product Type	COUNT	UPB	%
15 YR BALLOON	143	$20,814,477.72	81.79%
15 YR FXD	54	4,635,667.86	18.21
Total:	197	$25,450,145.58	100.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	24	$915,124.36	3.60%
$50,000.01 - $100,000.00	65	4,729,681.84	18.58
$100,000.01 - $150,000.00	54	6,555,262.38	25.76
$150,000.01 - $200,000.00	25	4,406,607.55	17.31
$200,000.01 - $250,000.00	8	1,788,187.81	7.03
$250,000.01 - $300,000.00	7	1,874,489.71	7.37
$300,000.01 - $350,000.00	6	1,876,512.14	7.37
$350,000.01 - $400,000.00	5	1,851,225.74	7.27
$450,000.01 - $500,000.00	3	1,453,054.05	5.71
Total:	197	$25,450,145.58	100.00%
Minimum: $18,750.00
Maximum: $500,000.00
Average: $129,276.21

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	24	$915,124.36	3.60%
$50,000.01 - $100,000.00	65	4,729,681.84	18.58
$100,000.01 - $150,000.00	54	6,555,262.38	25.76
$150,000.01 - $200,000.00	25	4,406,607.55	17.31
$200,000.01 - $250,000.00	8	1,788,187.81	7.03
$250,000.01 - $300,000.00	7	1,874,489.71	7.37
$300,000.01 - $350,000.00	6	1,876,512.14	7.37
$350,000.01 - $400,000.00	5	1,851,225.74	7.27
$450,000.01 - $500,000.00	3	1,453,054.05	5.71
Total:	197	$25,450,145.58	100.00%
Minimum: $18,750.00
Maximum: $500,000.00
Average: $129,188.56

Gross Rate	COUNT	UPB	%
6.001% - 6.250%	42	$3,728,357.41	14.65%
6.251% - 6.500%	9	1,042,832.16	4.10
6.501% - 6.750%	13	1,236,631.03	4.86
6.751% - 7.000%	37	5,204,613.01	20.45
7.001% - 7.250%	33	4,385,827.59	17.23
7.251% - 7.500%	28	4,379,749.02	17.21
7.501% - 7.750%	14	2,184,057.99	8.58
7.751% - 8.000%	12	1,501,596.76	5.90
8.001% - 8.250%	3	480,362.75	1.89
8.251% - 8.500%	5	1,196,248.21	4.70
8.501% - 8.750%	1	109,869.65	0.43
Total:	197	$25,450,145.58	100.00%
Minimum: 6.125%
Maximum: 8.625%
Weighted Average: 7.155%

Net Rate	COUNT	UPB	%
5.751% - 6.000%	42	$3,728,357.41	14.65%
6.001% - 6.250%	9	1,042,832.16	4.10
6.251% - 6.500%	13	1,236,631.03	4.86
6.501% - 6.750%	37	5,204,613.01	20.45
6.751% - 7.000%	33	4,385,827.59	17.23
7.001% - 7.250%	28	4,379,749.02	17.21
7.251% - 7.500%	14	2,184,057.99	8.58
7.501% - 7.750%	12	1,501,596.76	5.90
7.751% - 8.000%	3	480,362.75	1.89
8.001% - 8.250%	5	1,196,248.21	4.70
8.251% - 8.500%	1	109,869.65	0.43
Total:	197	$25,450,145.58	100.00%
Minimum: 5.875%
Maximum: 8.375%
Weighted Average: 6.905%

Original Term to Maturity	COUNT	UPB	%
121 - 180	197	$25,450,145.58	100.00%
Total:	197	$25,450,145.58	100.00%
Minimum: 180
Maximum: 180
Weighted Average: 180

Remaining Term to Stated Maturity	COUNT	UPB	%
121 - 180	197	$25,450,145.58	100.00%
Total:	197	$25,450,145.58	100.00%
Minimum: 173
Maximum: 180
Weighted Average: 179

Seasoning	COUNT	UPB	%
<= 0	47	$6,318,450.00	24.83%
1 - 1	58	6,326,063.11	24.86
2 - 2	72	10,290,153.33	40.43
3 - 3	13	1,304,616.42	5.13
4 - 4	5	970,915.06	3.81
6 - 6	1	173,067.04	0.68
7 - 12	1	66,880.62	0.26
Total:	197	$25,450,145.58	100.00%
Minimum: 0
Maximum: 7
Weighted Average: 1

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas

Jan 15, 2004 13:54

UBS Investment Bank

Fixed Bid Stratification

Available; AF15 64MM Investor ; (CURRRATE gt 6)

FICO Scores	COUNT	UPB	%
610 - 619	1	$48,000.00	0.19%
620 - 629	4	311,384.64	1.22
630 - 639	6	692,014.18	2.72
640 - 649	11	1,782,479.27	7.00
650 - 659	11	1,145,012.51	4.50
660 - 669	18	2,311,088.83	9.08
670 - 679	13	1,578,157.49	6.20
680 - 689	15	2,548,615.58	10.01
690 - 699	20	2,947,208.68	11.58
700 - 709	25	3,214,547.00	12.63
710 - 719	19	2,845,452.47	11.18
720 - 729	9	1,105,388.69	4.34
730 - 739	15	1,388,784.93	5.46
740 - 749	2	209,509.80	0.82
750 - 759	8	530,185.36	2.08
760 - 769	10	1,123,266.15	4.41
770 - 779	8	1,400,050.00	5.50
780 - 789	1	144,000.00	0.57
790 - 799	1	125,000.00	0.49
Total:	197	$25,450,145.58	100.00%
Minimum: 616
Maximum: 799
Weighted Average: 699

Loan To Value Ratio	COUNT	UPB	%
35.001% - 40.000%	2	$227,808.44	0.90%
40.001% - 45.000%	1	125,000.00	0.49
45.001% - 50.000%	4	527,815.08	2.07
50.001% - 55.000%	4	639,006.42	2.51
55.001% - 60.000%	9	821,247.14	3.23
60.001% - 65.000%	8	946,511.67	3.72
65.001% - 70.000%	14	1,365,326.57	5.36
70.001% - 75.000%	26	3,667,561.03	14.41
75.001% - 80.000%	115	15,650,998.06	61.50
80.001% - 85.000%	3	369,415.00	1.45
85.001% - 90.000%	11	1,109,456.17	4.36
Total:	197	$25,450,145.58	100.00%
Minimum: 37.17%
Maximum: 90.00%
Weighted Average: 75.71%

Combined Loan To Value Ratio	COUNT	UPB	%
35.001% - 40.000%	2	$227,808.44	0.90%
40.001% - 45.000%	1	125,000.00	0.49
45.001% - 50.000%	4	527,815.08	2.07
50.001% - 55.000%	2	375,773.64	1.48
55.001% - 60.000%	8	711,377.49	2.80
60.001% - 65.000%	8	852,023.14	3.35
65.001% - 70.000%	13	1,332,150.00	5.23
70.001% - 75.000%	23	3,139,311.03	12.34
75.001% - 80.000%	51	6,812,184.21	26.77
80.001% - 85.000%	4	530,083.19	2.08
85.001% - 90.000%	46	6,840,784.15	26.88
90.001% - 95.000%	35	3,975,835.21	15.62
Total:	197	$25,450,145.58	100.00%
Minimum: 37.17%
Maximum: 95.00%
Weighted Average: 80.88%

DTI	COUNT	UPB	%
<= 0.000%	38	$3,053,010.00	12.00%
1.001% - 6.000%	2	430,805.20	1.69
6.001% - 11.000%	1	366,713.70	1.44
11.001% - 16.000%	7	887,629.84	3.49
16.001% - 21.000%	8	1,751,408.17	6.88
21.001% - 26.000%	15	1,692,173.18	6.65
26.001% - 31.000%	23	3,359,114.82	13.20
31.001% - 36.000%	39	4,872,773.51	19.15
36.001% - 41.000%	48	7,257,795.06	28.52
41.001% - 46.000%	13	1,277,922.10	5.02
46.001% - 51.000%	3	500,800.00	1.97
Total:	197	$25,450,145.58	100.00%
Minimum: 0.000%
Maximum: 47.160%
Weighted Average: 31.529%

Geographic Concentration	COUNT	UPB	%
California	27	$5,436,065.83	21.36%
Illinois	28	3,914,419.91	15.38
Massachusetts	6	2,039,375.65	8.01
Colorado	14	2,007,488.01	7.89
North Carolina	23	1,938,425.10	7.62
Utah	16	1,816,105.23	7.14
Florida	11	1,209,149.31	4.75
Georgia	6	817,943.24	3.21
New Jersey	2	600,004.31	2.36
Nevada	4	575,800.00	2.26
Texas	6	423,307.88	1.66
Michigan	3	395,250.00	1.55
Arizona	4	386,502.94	1.52
Washington	2	345,668.19	1.36
Oregon	3	345,478.60	1.36
New York	2	338,805.20	1.33
Virginia	4	336,900.00	1.32
District Of Columbia	2	284,000.00	1.12
Minnesota	2	228,200.00	0.90
Maryland	2	226,850.00	0.89
Pennsylvania	2	221,715.00	0.87
Ohio	2	169,080.78	0.66
Indiana	4	167,700.00	0.66
Kansas	5	154,250.00	0.61
Kentucky	2	143,750.00	0.56
South Carolina	3	117,908.75	0.46
Idaho	1	116,000.00	0.46
Louisiana	1	112,500.00	0.44
Rhode Island	1	111,406.32	0.44
Tennessee	2	105,995.33	0.42
Oklahoma	2	84,900.00	0.33
Connecticut	1	76,800.00	0.30
Missouri	1	67,500.00	0.27
New Mexico	1	66,500.00	0.26
Alabama	1	34,200.00	0.13
West Virginia	1	34,200.00	0.13
Total:	197	$25,450,145.58	100.00%

North-South CA	COUNT	UPB	%
States Not CA	170	$20,014,079.75	78.64%
South CA	21	4,244,675.39	16.68
North CA	6	1,191,390.44	4.68
Total:	197	$25,450,145.58	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas

Jan 15, 2004 13:54

UBS Investment Bank

Fixed Bid Stratification

Available; AF15 64MM Investor ; (CURRRATE gt 6)

Zip Code Concentration	COUNT	UPB	%
02127	2	$696,456.26	2.74%
60610	2	527,545.10	2.07
02169	1	500,000.00	1.96
07712	1	490,134.66	1.93
02144	1	462,919.39	1.82
Other	190	22,773,090.17	89.48
Total:	197	$25,450,145.58	100.00%

Loan Purpose	COUNT	UPB	%
Purchase	101	$13,716,464.10	53.90%
Rate & Term Refi	46	5,917,128.04	23.25
Cash Out Refi	50	5,816,553.44	22.85
Total:	197	$25,450,145.58	100.00%

Document Type	COUNT	UPB	%
No Income Verified	100	$15,399,508.29	60.51%
Full	78	8,285,964.40	32.56
Stated Income Full Asset	13	1,097,517.59	4.31
Stated Doc	2	398,390.63	1.57
No Doc	2	161,000.00	0.63
Income Only	1	58,264.67	0.23
No Income No Asset	1	49,500.00	0.19
Total:	197	$25,450,145.58	100.00%

Property Type	COUNT	UPB	%
Single Family	93	$9,525,586.22	37.43%
Three Family	16	4,283,847.36	16.83
Two Family	22	2,733,882.87	10.74
Four Family	12	2,612,033.50	10.26
Low Rise Condo (2-4 floors)	19	1,908,468.29	7.50
Pud Detached	9	1,404,901.00	5.52
Pud	7	746,027.26	2.93
High Rise Condo (gt 8 floors)	3	666,295.10	2.62
Condomimium	7	592,854.67	2.33
Pud Attached	4	431,998.83	1.70
Single Family Attached	3	342,350.93	1.35
Mid Rise Condo (4-8 floors)	2	201,899.55	0.79
Total:	197	$25,450,145.58	100.00%

Occupancy	COUNT	UPB	%
Investor Occupied	197	$25,450,145.58	100.00%
Total:	197	$25,450,145.58	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	195	$25,056,828.25	98.45%
36.000	1	221,404.19	0.87
60.000	1	171,913.14	0.68
Total:	197	$25,450,145.58	100.00%
wa Term: 0.718

Balloon Flag	COUNT	UPB	%
Balloon Loan	143	$20,814,477.72	81.79%
Not a Balloon Loan	54	4,635,667.86	18.21
Total:	197	$25,450,145.58	100.00%

Silent 2nd	COUNT	UPB	%
N	122	$14,920,690.79	58.63%
Y	72	9,909,659.97	38.94
	3	619,794.82	2.44
Total:	197	$25,450,145.58	100.00%

Lien Position	COUNT	UPB	%
1	197	$25,450,145.58	100.00%
Total:	197	$25,450,145.58	100.00%

Mortgage Ins.	COUNT	UPB	%
GEMICO	2	$104,400.00	0.41%
MGIC	3	275,415.00	1.08
PMI Mortgage Insurance	1	152,750.00	0.60
Radian Guaranty	4	734,806.17	2.89
Republic Mortgage Insurance	1	21,600.00	0.08
United Guaranty	3	189,900.00	0.75
LTV <=80	183	23,971,274.41	94.19
Total:	197	$25,450,145.58	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas

Jan 15, 2004 13:54